                                                                  Exhibit 99.1

                                [AMG LETTERHEAD]

                                     Contact:   Darrell W. Crate
                                                Affiliated Managers Group, Inc.
                                                (617) 747-3300


                   AMG REPORTS FINANCIAL AND OPERATING RESULTS
                    FOR SECOND QUARTER AND FIRST HALF OF 2001

                        COMPANY REPORTS CASH EPS OF $0.95
      NET CLIENT CASH FLOWS FROM DIRECTLY MANAGED ASSETS WERE $1.1 BILLION

BOSTON, MA, JULY 25, 2001 - Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the quarter and six months ended June 30, 2001.

Cash earnings per share ("Cash EPS") for the second quarter of 2001 were $0.95 compared to Cash EPS of $0.95 for the second quarter of 2000 and $0.89 for the first quarter of 2001. (Cash EPS is the Company's reported EPS figure plus the non-cash charges on a per share basis for depreciation and amortization of intangible assets which arise from the use of the purchase method of accounting. The Company considers Cash EPS to be the most meaningful measure of its financial performance.) Diluted earnings per share for the second quarter of 2001 were $0.58, compared to $0.61 for the second quarter of 2000. Cash Net Income (net income plus the non-cash charges for depreciation and amortization of intangible assets) was $21.5 million, compared to $21.3 million for the second quarter of 2000, while EBITDA was $33.6 million, compared to $34.9 million for the same period of 2000. Revenues for the second quarter of 2001 were $100.7 million, compared to $110.9 million for the second quarter of 2000. Net income for the second quarter of 2001 was $13.1 million, compared to $13.7 million for the same period of 2000.

For the six months ended June 30, 2001, Cash Net Income was $41.7 million, or $1.84 on a per share basis, while EBITDA was $64.9 million. For the same period, net income was $25.0 million, or $1.11 on a per share basis, on revenues of $201.1 million. For the six months ended June 30, 2000, Cash Net Income was $42.5 million, or $1.86 on a per share basis, while EBITDA was $69.6 million. For the same period, net income was $27.5 million, or $1.21 on a per share basis, on revenues of $225.7 million.

The aggregate assets under management of AMG's affiliated investment management firms at June 30, 2001 were $73.7 billion. Aggregate net client cash flows of directly managed assets were $1.1 billion, while outflows of overlay assets were $40.0 million during the quarter. These aggregate net client cash flows (including directly managed and overlay assets) for the quarter resulted in a net increase of approximately $2.7 million to AMG's annualized EBITDA.


                                     (MORE)

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Second Quarter and First Half of 2001
July 25, 2001
Page 2 of 7

"Our Affiliates had a strong second quarter during a period of modest improvement in the equity market environment," said William J. Nutt, Chairman and Chief Executive Officer. "Our Cash EPS grew nearly 7% quarter over quarter, as our Affiliates posted solid investment results and continued to achieve steady growth in client cash flows, with over $1 billion from directly managed net flows in the quarter."

Sean M. Healey, President and Chief Operating Officer, stated, "We were pleased to announce the completion in June of the merger between our Affiliate, Renaissance Investment Management, and Bowling Portfolio Management. AMG sourced, structured and financed the merger, and the combination of these Cincinnati-based managers will enable them to recognize a number of synergies, enhance their administrative and marketing capabilities, and offer complementary investment styles." Mr. Healey continued, "Another important achievement in the quarter was the successful execution of our $221 million zero-coupon convertible senior notes offering in May. This security lowers our cost of capital and increases our capacity to fund new investments. Finally, we continued to make good progress during the quarter toward investing in additional growing, high quality mid-sized investment management firms."

AMG is an asset management company that addresses the succession and transition issues facing the principals of growing mid-sized investment management firms. AMG's strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates. AMG's innovative transaction structure allows individual members of each Affiliate's management team to retain or receive significant direct ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

-------------------------------------------------------------------------------
CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS DUE TO A NUMBER OF FACTORS, INCLUDING CHANGES IN THE SECURITIES OR FINANCIAL MARKETS OR IN GENERAL ECONOMIC CONDITIONS, THE AVAILABILITY OF EQUITY AND DEBT FINANCING, COMPETITION FOR ACQUISITIONS OF INTERESTS IN INVESTMENT MANAGEMENT FIRMS, THE INVESTMENT PERFORMANCE OF OUR AFFILIATES AND THEIR ABILITY TO EFFECTIVELY MARKET THEIR INVESTMENT STRATEGIES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN AMG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. REFERENCE IS HEREBY MADE TO THE "CAUTIONARY STATEMENTS" SET FORTH IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000.

                             FINANCIAL TABLES FOLLOW

A TELECONFERENCE WILL BE HELD WITH AMG'S MANAGEMENT AT 11:00 A.M. EDT TODAY. PARTIES INTERESTED IN LISTENING TO THE TELECONFERENCE SHOULD DIAL 1-888-413-4411 (DOMESTIC CALLS) OR 1-703-871-3795 (INTERNATIONAL CALLS) STARTING AT 10:45 A.M. EDT. THOSE WISHING TO LISTEN TO THE TELECONFERENCE SHOULD DIAL THE APPROPRIATE NUMBER AT LEAST TEN MINUTES BEFORE THE CALL BEGINS. THE TELECONFERENCE WILL BE AVAILABLE FOR REPLAY FROM APPROXIMATELY ONE HOUR AFTER THE CONCLUSION OF THE CALL UNTIL 5:00 P.M. EDT ON WEDNESDAY, AUGUST 1, 2001. TO ACCESS THE REPLAY, PLEASE DIAL 1-888-266-2086, PASS CODE 5337022. THE LIVE CALL AND THE REPLAY (THROUGH AUGUST 1, 2001) CAN ALSO BE ACCESSED VIA THE WEB AT WWW.AMG.COM.


                                      # # #


                   FOR MORE INFORMATION ON AFFILIATED MANAGERS
                   GROUP, INC., PLEASE VISIT AMG'S WEB SITE AT
                                    WWW.AMG.COM.

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Second Quarter and First Half of 2001
July 25, 2001
Page 3 of 7

AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)

                                                  Three Months     Three Months
                                                      Ended            Ended
                                                     6/30/00          6/30/01
                                                  ------------     ------------
Revenues                                            $ 110,895       $ 100,663

EBITDA (A)                                          $  34,915       $  33,564

Net Income                                          $  13,677       $  13,107

Cash Net Income (B)                                 $  21,270       $  21,475


Average shares outstanding - diluted               22,507,064      22,654,951

Earnings per share - diluted                          $  0.61         $  0.58

Cash earnings per share - diluted (C)                 $  0.95         $  0.95


                                                   December 31,     June 30,
                                                      2000            2001
                                                   ------------    ----------

Cash and cash equivalents                          $   31,612      $  175,835

Total debt                                         $  151,800      $  278,113

Stockholders' equity                               $  493,910      $  523,662


                                     (MORE)

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Second Quarter and First Half of 2001
July 25, 2001
Page 4 of 7

AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)

                                           Six Months      Six Months
                                              Ended           Ended
                                             6/30/00         6/30/01
                                           ----------      ----------
Revenues                                   $  225,693      $  201,138

EBITDA (A)                                  $  69,574       $  64,868

Net Income                                  $  27,492       $  25,037

Cash Net Income (B)                         $  42,482       $  41,665


Average shares outstanding - diluted       22,803,699      22,612,010

Earnings per share - diluted                  $  1.21         $  1.11

Cash earnings per share - diluted (C)         $  1.86         $  1.84


                                     (MORE)

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Second Quarter and First Half of 2001
July 25, 2001
Page 5 of 7


AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS

(dollars in thousands, except as indicated)

                                                    Three Months    Six Months
                                                     Ended           Ended
                                                     6/30/01         6/30/01
                                                    ------------    -----------

Assets under management
 (at period end, in millions):                       $   73,698       $  73,698

Revenues:                                            $  100,663       $ 201,138

Owners' Allocation (D):                              $   50,935       $ 100,624

EBITDA Contribution (E):                             $   38,065       $  73,871

RECONCILIATION OF EBITDA CONTRIBUTION TO EBITDA:

  Total EBITDA Contribution (as above)               $   38,065       $  73,871
  Less, holding company expenses                         (4,501)         (9,003)
                                                    ============    ===========
  EBITDA                                             $   33,564       $  64,868
                                                    ============    ===========

Notes:
(A) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization.
(B)  Cash Net Income represents net income plus depreciation and amortization.
(C) Cash earnings per share represents Cash Net Income divided by average shares outstanding.
(D) Owners' Allocation represents the portion of an Affiliate's revenues which is allocated to the owners of that Affiliate, including AMG, generally in proportion to their ownership interest, pursuant to the revenue sharing agreement with such Affiliate.
(E) EBITDA Contribution represents the portion of an Affiliate's revenues that is allocated to AMG after amounts retained by the Affiliate for compensation and day-to-day operating and overhead expenses, but before the interest, income taxes, depreciation and amortization expenses of the Affiliate.


                                     (MORE)

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Second Quarter and First Half of 2001
July 25, 2001
Page 6 of 7

AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)


                                               Quarter Ended June 30,     Year to Date June 30,
                                              -----------------------      --------------------
                                                2000           2001          2000        2001
                                              --------       --------      --------    --------
Revenues                                      $110,895       $100,663      $225,693    $201,138

Operating expenses:
  Compensation and related expenses             40,154         32,698        84,569      66,906
  Amortization of intangible assets              6,609          6,940        13,053      13,842
  Depreciation and other amortization              984          1,428         1,937       2,786
  Selling, general and administrative           18,759         19,034        35,387      37,115
  Other operating expenses                       2,409          2,673         4,832       5,288
                                            ----------     ----------    ----------  ----------
                                                68,915         62,773       139,778     125,937
                                            ----------     ----------    ----------  ----------
Operating income                                41,980         37,890        85,915      75,201
                                            ----------     ----------    ----------  ----------
Non-operating (income) and expenses:
  Investment and other income                     (582)        (1,470)       (2,220)     (1,994)
  Interest expense                               4,142          3,351         7,989       6,512
                                            ----------     ----------    ----------  ----------
                                                 3,560          1,881         5,769       4,518
                                            ----------     ----------    ----------  ----------
Income before minority interest and taxes       38,420         36,009        80,146      70,683
Minority interest                              (15,240)       (14,164)      (33,551)    (28,956)
                                            ----------     ----------    ----------  ----------
Income before income taxes                      23,180         21,845        46,595      41,727

Income taxes                                     9,503          8,738        19,103      16,690
                                            ----------     ----------    ----------  ----------
Net income                                   $  13,677      $  13,107     $  27,492   $  25,037
                                            ==========     ==========    ==========  ==========

Average shares outstanding - basic          22,187,587     22,109,068    22,455,041  22,086,244
Average shares outstanding - diluted        22,507,064     22,654,951    22,803,699  22,612,010

Earnings per share - basic                     $  0.62        $  0.59       $  1.22     $  1.13
Earnings per share - diluted                   $  0.61        $  0.58       $  1.21     $  1.11


                                     (MORE)

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Second Quarter and First Half of 2001
July 25, 2001
Page 7 of 7

AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

                                               December 31,       June 30,
                                                  2000              2001
                                               --------------   --------------
ASSETS
Current assets:

  Cash and cash equivalents                    $  31,612         $175,835
  Investment advisory fees receivable             66,126           54,286
  Other current assets                            15,448           10,248
                                               --------------   --------------
    Total current assets                         113,186          240,369

Fixed assets, net                                 15,346           14,815
Equity investment in Affiliate                     1,816            1,905
Acquired client relationships, net               199,354          197,052
Goodwill, net                                    444,116          444,407
Other assets                                      19,912           21,590
                                               ==============   ==============
    Total assets                               $ 793,730        $ 920,138
                                               ==============   ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued liabilities     $  86,800        $  60,950
                                               --------------   --------------
    Total current liabilities                     86,800           60,950

Long-term debt                                   151,000          277,313
Deferred taxes                                    31,907           34,164
Other long-term liabilities                        2,636            2,765
Subordinated debt                                    800              800
                                               --------------   --------------
    Total liabilities                            273,143          375,992

Minority interest                                 26,677           20,484

Stockholders' equity:
  Common stock                                       235              235
  Additional paid-in capital                     407,057          408,356
  Accumulated other comprehensive income            (342)         (1,070)
  Retained earnings                              140,513          165,549
                                               --------------   --------------
                                                 547,463          573,070
  Less treasury shares                           (53,553)         (49,408)
    Total stockholders' equity                   493,910          523,662
                                               ==============   ==============
    Total liabilities and stockholders' equity  $793,730       $  920,138
                                               ==============   ==============